                                                                   EXHIBIT 99.19

                            UNITED STATES BANKRUPTCY COURT
                           NORTHERN DISTRICT OF CALIFORNIA




IN RE:  TAL WIRELESS NETWORKS, INC.          CASE NO: 97-58435 MM

                                             CHAPTER 11
                                             MONTHLY OPERATING REPORT
                                             (GENERAL BUSINESS CASE)

                            SUMMARY OF FINANCIAL STATUS

MONTH ENDED         April, 1998
               ---------------------

1. Debtor in possession hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ___ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in ($ _____).


                                                                                       END OF         END OF          AS OF
                                                                                      CURRENT         PRIOR          PETITION
2.   ASSET/LIABILITY SUMMARY                                                           MONTH          MONTH           FILING
                                                                                       -----          -----           ------
     Current Assets (Market Value)                                                     $102,868        $113,946        $245,867
                                                                                   -------------   -------------   -------------
     Total Assets (Market Value)                                                     $5,515,486      $5,526,564      $5,665,985
                                                                                   -------------   -------------   -------------
     Current Liabilities                                                                $80,356         $50,437              $0
                                                                                   -------------   -------------   -------------
     Total Liabilities                                                               $5,547,391      $5,517,472      $5,467,035
                                                                                   -------------   -------------   -------------
                                                                                                                     PETITION
                                                                                       CURRENT          PRIOR         DATE TO
3.   STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                               MONTH           MONTH        MONTH END
                                                                                        -----           -----        ---------
     a.  Total Receipts                                                                     $23          $3,062         $26,172
                                                                                   -------------   -------------   -------------
     b.  Total Disbursements                                                             $5,121          $1,651         $14,941
                                                                                   -------------   -------------   -------------
     c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)                     ($5,098)          $1,373         $11,231
                                                                                   -------------   -------------   -------------
                                                                                                                   -------------
     d.  Cash Balance Beginning of Month                                                $32,810         $31,437
                                                                                   -------------   -------------
     e.  Cash Balance End of Month (c + d)                                              $27,712         $32,810
                                                                                   -------------   -------------
                                                                                   -------------   -------------
4.   POST-PETITION LIABILITIES & RECEIVABLES                                        RECEIVABLES                    LIABILITIES
                                                                                    -----------                    -----------
     Balance at End of Previous Month                                                   $75,156                         $50,437
                                                                                   -------------                   -------------
     Balance at End of Current Month                                                    $75,156                         $80,356
                                                                                   -------------                   -------------

5.   PAST DUE POST-PETITION LIABILITIES
     Balance at End of Previous Month (over 30 days)                                         $0
                                                                                   -------------
     Balance at End of Current Month (over 30 days)                                          $0
                                                                                   -------------
                                                                                                        YES             NO
                                                                                                        ---             --
6.   Are all federal, state, and local taxes current?
     (if no, attach schedule of unpaid items)                                                      X
                                                                                                   -------------   -------------
7.   Have any payments been made to pre-petition creditors, other than payments in the normal course to secured creditors or lessors?
     (if yes, attach listing including date of
     payment, amount of payment and name of payee)                                                                 X
                                                                                                   -------------   -------------
8.   Have any payments been made to officers,
     insiders, shareholders, relatives?
     (if yes, attach listing including date of
     payment, amount and reason for payment, and name of payee)                                    X
                                                                                                   -------------   -------------
9.   Have any payments been made to professionals?
     (if yes, attach listing including date of payment,
     amount of payment and name of payee)                                                                          X
                                                                                                   -------------   -------------
10.  If you answered yes to line 7,8, or 9, were
     all such payments approved by the court?                                                      N/A
                                                                                                   -------------   -------------
11.  Is the estate insured for replacement
     cost of assets and for general liability?                                                                     X
                                                                                                   -------------   -------------
12.  Are U.S. Trustee quarterly fees current?                                                      X
                                                                                                   -------------   -------------

     I declare under penalty of perjury that I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe that these documents are correct.


     Date:     May 20, 1998                       Richard J Redett
               ------------                       ------------------------------
                                                      Responsible Individual

                                    BALANCE SHEET
                               (GENERAL BUSINESS CASE)

                         FOR THE MONTH ENDED      April, 1998
                                               ----------------
                                       ($      )
                                         -----
ASSETS


                                                                            FROM SCHEDULES               MARKET VALUE
                                                                            --------------               ------------
       CURRENT ASSETS

1           Cash and cash equivalents - unrestricted                                                            $27,712
                                                                                                     -------------------
2           Cash and cash equivalents - restricted                                                                   $0
                                                                                                     -------------------
3           Accounts receivable (net)                                              A                            $75,156
                                                                                                     -------------------
4           Inventory                                                              B                                 $0
                                                                                                     -------------------
5           Prepaid expenses                                                                                         $0
                                                                                                     -------------------
6           Other:
                  -----------------------------------------------                                    -------------------

7           -----------------------------------------------------                                    -------------------

8             TOTAL CURRENT ASSETS                                                                             $102,868
                                                                                                     -------------------


       PROPERTY AND EQUIPMENT (MARKET VALUE)
9           Real property                                                          C                                 $0
                                                                                                     -------------------
10          Machinery and equipment                                                D                                 $0
                                                                                                     -------------------
11          Furniture and fixtures                                                 D                                 $0
                                                                                                     -------------------
12          Office equipment                                                       D                                 $0
                                                                                                     -------------------
13          Leasehold improvements                                                 D                                 $0
                                                                                                     -------------------
14          Vehicles                                                               D                                 $0
                                                                                                     -------------------
15          Other:                                                                 D
                  -----------------------------------------------                                    -------------------

16          -----------------------------------------------------                  D                 -------------------

17          -----------------------------------------------------                  D                 -------------------

18          -----------------------------------------------------                  D                 -------------------

19          -----------------------------------------------------                  D                 -------------------

20            TOTAL PROPERTY AND EQUIPMENT                                                                           $0
                                                                                                     -------------------

       OTHER ASSETS
21          Notes receivable-net of allowances                                                               $5,000,000
            -----------------------------------------------------                                    -------------------
22          Investment-NST                                                                                     $300,000
            -----------------------------------------------------                                    -------------------
23          Investment-subs                                                                                    $112,618
            -----------------------------------------------------                                    -------------------
24          Accounts receivable-intercompany net of allowances                                                       $0
            -----------------------------------------------------                                    -------------------

25            TOTAL OTHER ASSETS                                                                             $5,412,618
                                                                                                     -------------------
26            TOTAL ASSETS                                                                                   $5,515,486
                                                                                                     -------------------
                                                                                                     -------------------

     NOTE:
          Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined. Estimated based on experience
                                     -------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

                                LIABILITIES AND EQUITY
                               (GENERAL BUSINESS CASE)

                                       ($      )
                                         -----



   LIABILITIES                                                              FROM SCHEDULES
                                                                            --------------
     POST-PETITION

       CURRENT LIABILITIES
27          Salaries and wages
                                                                                                     -------------------
28          Payroll taxes
                                                                                                     -------------------
29          Real and personal property taxes
                                                                                                     -------------------
30          Income taxes
                                                                                                     -------------------
31          Notes payable (short term)
                                                                                                     -------------------
32          Accounts payable (trade)                                               A                               $658
                                                                                                     -------------------
33          Real property lease arrearage
                                                                                                     -------------------
34          Personal property lease arrearage
                                                                                                     -------------------
35          Accrued professional fees                                                                           $79,698
                                                                                                     -------------------
36          Current portion of long-term debt (due within 12 months)
                                                                                                     -------------------
37          Other:
                             --------------------------------------------                            -------------------

38            -----------------------------------------------------------                            -------------------

39            -----------------------------------------------------------                            -------------------

40          TOTAL CURRENT LIABILITIES                                                                           $80,356
                                                                                                     -------------------

41     LONG-TERM DEBT, NET OF CURRENT PORTION
                                                                                                     -------------------
42          TOTAL POST-PETITION LIABILITIES                                                                     $80,356
                                                                                                     -------------------

     PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
43          Secured claims                                                         E                           $100,000
                                                                                                     -------------------
44          Priority unsecured claims                                              E                           $101,776
                                                                                                     -------------------
45          General unsecured claims                                               E                         $5,265,259
                                                                                                     -------------------

46          TOTAL PRE-PETITION LIABILITIES                                                                   $5,467,035
                                                                                                     -------------------

47          TOTAL LIABILITIES                                                                                $5,547,391
                                                                                                     -------------------

EQUITY (DEFICIT)

48             Preferred Stock                                                                                  $80,000
               ----------------------------------------------------------                            -------------------
49             Common Stock                                                                                     $28,846
               ----------------------------------------------------------                            -------------------
50             Additional Paid-In Capital                                                                   $18,461,441
               ----------------------------------------------------------                            -------------------
51             Accumulated Deficit                                                                         ($18,567,449)
               ----------------------------------------------------------                            -------------------
52     Market value adjustment                                                                                 ($34,743)

53          TOTAL EQUITY (DEFICIT)                                                                             ($31,905)
                                                                                                     -------------------

54          TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                           $5,515,486
                                                                                                     -------------------
                                                                                                     -------------------

                                      SCHEDULES
                              (General Business Case)
                                      ($      )
                                        -----

                                     SCHEDULE A
                          ACCOUNTS RECEIVABLE(NET)/PAYABLE


                                                                          ACCOUNTS        ACCOUNTS PAYABLE         PAST DUE
Receivables and Payables Ageings                                         RECEIVABLE        [POST PETITION]    POST PETITION DEBT
                                                                         ----------        ---------------    ------------------
     0 -30 Days                                                                                       $658
                                                                       --------------     -----------------
     31-60 Days
                                                                       --------------     -----------------
     61-90 Days                                                                                                              $0
                                                                       --------------     -----------------   ------------------
     91+ Days                                                                $75,156
                                                                       --------------     -----------------
     Total accounts receivable/payable                                       $75,156                  $658
                                                                       --------------     -----------------
                                                                                          -----------------
     Allowance for doubtful accounts
                                                                       --------------
     Accounts receivable (net)                                               $75,156
                                                                       --------------
                                                                       --------------

                                   SCHEDULE B
                           INVENTORY/COST OF GOODS SOLD


TYPES AND AMOUNT OF INVENTORY(IES)                           COST OF GOODS SOLD
----------------------------------                           ------------------

                                           INVENTORY(IES)    INVENTORY BEGINNING
                                             BALANCE AT      OF MONTH                      -----------------
                                           END OF MONTH      Add -
                                           ------------
Retail/Restaurants -                                                Net purchases
                                                                                          -----------------
     Product for resale                                             Direct labor
                                         ----------------                                 -----------------
                                                                    Manufacturing
                                                                    overhead
                                                                                          -----------------
Distribution -                                                      Freight in
                                                                                          -----------------
     Product for resale                                             Other:
                                         ----------------                                 -----------------

                                                                   ----------------       -----------------

Manufacturer -                                                     ----------------       -----------------
     Raw materials
                                         ----------------
     Work-in-progress                                        Less -
                                         ----------------
     Finished goods                                                 Inventory End of
                                         ----------------           Month                 -----------------
                                                                    Shrinkage
                                                                                          -----------------
Other -                                                             Personal Use
                                         ----------------                                 -----------------
     Explain
            --------------------------                       Cost of Goods Sold                         $0
                                                                                          -----------------
     ---------------------------------                                                    -----------------

         TOTAL                                        $0
                                         ----------------
                                         ----------------

METHOD OF INVENTORY CONTROL                                  INVENTORY VALUATION METHODS
---------------------------                                  ---------------------------
Do you have a functioning perpetual inventory system?        Indicate by a checkmark method of inventory valuation used.
                    Yes             No
                        ---            ---
How often do you take a complete physical inventory?         Valuation methods -
                                                                    FIFO cost
                                                                                          -----------------
     Weekly                                                         LIFO cost
                        ---                                                               -----------------
     Monthly                                                        Lower of cost or
                        ---                                            market             -----------------
     Quarterly
                        ---
     Semi-annually                                                  Retail method
                        ---                                                               -----------------
     Annually
                        ---                                  Other -
                                                                                          -----------------
Date of last physical inventory was       Unknown                   Explain
                                         ----------------
                                                                    ---------------------------------------
Date of next physical inventory is        N/A
                                         ----------------           ---------------------------------------


                                   SCHEDULE C
                                 REAL PROPERTY

DESCRIPTION                                                  COST           MARKET VALUE
-----------                                                 -----           ------------
None
-----------------------------------------------        ---------------     ---------------

-----------------------------------------------        ---------------     ---------------

-----------------------------------------------        ---------------     ---------------

-----------------------------------------------        ---------------     ---------------
      TOTAL                                                         $0                 $0
                                                       ---------------     ---------------
                                                       ---------------     ---------------


                                    SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

DESCRIPTION                                             COST            MARKET VALUE
-----------                                            -----            ------------
MACHINERY & EQUIPMENT -
-----------------------------------------------   ---------------     ---------------

-----------------------------------------------   ---------------     ---------------

-----------------------------------------------   ---------------     ---------------

-----------------------------------------------   ---------------     ---------------
     TOTAL                                                    $0                  $0
                                                  ---------------     ---------------
                                                  ---------------     ---------------

FURNITURE & FIXTURES -
-----------------------------------------------   ---------------     ---------------

-----------------------------------------------   ---------------     ---------------

-----------------------------------------------   ---------------     ---------------

-----------------------------------------------   ---------------     ---------------
     TOTAL                                                    $0                  $0
                                                  ---------------     ---------------
                                                  ---------------     ---------------

OFFICE EQUIPMENT -
-----------------------------------------------   ---------------     ---------------

-----------------------------------------------   ---------------     ---------------

-----------------------------------------------   ---------------     ---------------

-----------------------------------------------   ---------------     ---------------
     TOTAL                                                    $0                  $0
                                                  ---------------     ---------------
                                                  ---------------     ---------------

LEASEHOLD IMPROVEMENTS -
-----------------------------------------------   ---------------     ---------------

-----------------------------------------------   ---------------     ---------------

-----------------------------------------------   ---------------     ---------------

-----------------------------------------------   ---------------     ---------------
-----------------------------------------------   ---------------     ---------------
     TOTAL                                                    $0                  $0
                                                  ---------------     ---------------
                                                  ---------------     ---------------

VEHICLES -
-----------------------------------------------   ---------------     ---------------

-----------------------------------------------   ---------------     ---------------

-----------------------------------------------   ---------------     ---------------

-----------------------------------------------   ---------------     ---------------
     TOTAL                                                    $0                  $0
                                                  ---------------     ---------------
                                                  ---------------     ---------------


                                       SCHEDULE E
                                PRE-PETITION LIABILITIES

                                                      CLAIMED            ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -           AMOUNT             AMOUNT (b)
-------------------------------------------          --------           -----------
     Secured claims (a)                                 $100,000
                                                  ---------------     ---------------
     Priority claims other than taxes
                                                  ---------------     ---------------
     Priority tax claims                                $101,776
                                                  ---------------     ---------------
     General unsecured claims                         $5,265,259
                                                  ---------------     ---------------

      (a)   List total amount of claims even if under secured.

      (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule E reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                        SCHEDULE F
                                  RENTAL INCOME INFORMATION
                          Not Applicable to General Business Cases.

                                 STATEMENT OF OPERATIONS
                                 (GENERAL BUSINESS CASE)
                            FOR THE MONTH ENDED   April, 1998
                                                ---------------
                                     $
                                       ---------------


     CURRENT MONTH
----------------------------------------                                                      CUMULATIVE    NEXT MONTH
     ACTUAL       FORECAST       VARIANCE                                                   (CASE TO DATE)   FORECAST
    --------     ----------     ----------                                                  --------------  -----------
                                                REVENUES
                                        $0   1    Gross Sales                                     $7,000
---------------  -------------   ---------                                                  -------------  -------------
                                        $0   2    less: Sales Returns & Allowances
---------------  -------------   ---------                                                  -------------  -------------
                                        $0   3    Net Sales                                       $7,000             $0
---------------  -------------   ---------                                                  -------------  -------------
                                        $0   4    less: Cost of Goods Sold   (Schedule 'B')      $68,271
---------------  -------------   ---------                                                  -------------  -------------
                                        $0   5    Gross Profit                                   ($61,271)           $0
---------------  -------------   ---------                                                  -------------  -------------
            $23                        $23   6    Interest                                            $47
---------------  -------------   ---------                                                  -------------  -------------
                                             7    Other Income:
                                                                                            -------------  -------------
                                        $0   8
---------------  -------------   ---------        -----------------------------------       -------------  -------------
                                        $0   9
---------------  -------------   ---------        -----------------------------------       -------------  -------------

            $23             $0         $23   10 TOTAL REVENUES                                 ($61,224)           $0
---------------  -------------   ---------                                                  -------------  -------------


                                                EXPENSES
                                        $0   11   Compensation to Owner(s)/Officer(s)
---------------  -------------   ---------                                                  -------------  -------------
                                        $0   12   Salaries/Commissions
---------------  -------------   ---------                                                  -------------  -------------
                                        $0   13   Management Fees
---------------  -------------   ---------                                                  -------------  -------------
                                        $0   14   Depreciation
---------------  -------------   ---------                                                  -------------  -------------
                                        $0   15   Taxes:
---------------  -------------   ---------                                                  -------------  -------------
                                        $0   16     Employer Payroll Taxes
---------------  -------------   ---------                                                  -------------  -------------
                                        $0   17     Real Property Taxes
---------------  -------------   ---------                                                  -------------  -------------
                                        $0   18     Other Taxes
---------------  -------------   ---------                                                  -------------  -------------
                                        $0   19   Other Selling
---------------  -------------   ---------                                                  -------------  -------------
                                        $0   20   Other Administrative                            $1,276
---------------  -------------   ---------                                                  -------------  -------------
                                        $0   21   Interest
---------------  -------------   ---------                                                  -------------  -------------
                                             22   Other Expenses:
---------------  -------------   ---------                                                  -------------  -------------
                                        $0   23   Storage Rental                                    $786
---------------  -------------   ---------        ----------------------------------------  -------------  -------------
                                        $0   24   Accounting                                      $1,510
---------------  -------------   ---------        ----------------------------------------  -------------  -------------
                                        $0   25   Press Release                                     $625
---------------  -------------   ---------        ----------------------------------------  -------------  -------------
           $658                      ($658)  26   Telecommunications                              $3,654
---------------  -------------   ---------        ----------------------------------------  -------------  -------------
                                        $0   27   SEC Reporting                                   $1,547
---------------  -------------   ---------        ----------------------------------------  -------------  -------------
           $950                      ($950)  28   Litigation Costs                                  $950
---------------  -------------   ---------        ----------------------------------------  -------------  -------------
                                        $0   29
---------------  -------------   ---------        ----------------------------------------  -------------  -------------
                                        $0   30
---------------  -------------   ---------        ----------------------------------------  -------------  -------------

         $1,608             $0     ($1,608)  31       TOTAL EXPENSES                              $10,348            $0
---------------  -------------   ---------                                                  -------------  -------------

        ($1,585)            $0     ($1,585)  32 SUBTOTAL                                         ($71,572)           $0
---------------  -------------   ---------                                                  -------------  -------------

                                                REORGANIZATION ITEMS
        $39,411                   ($39,411)  33   PROFESSIONAL FEES                              $161,786
---------------  -------------   ---------                                                  -------------  -------------
                                        $0   34   PROVISIONS FOR REJECTED EXECUTORY
---------------  -------------   ---------          CONTRACTS                               -------------  -------------
                                                  INTEREST EARNED ON ACCUMULATED CASH
                                        $0   35     RESULTING FROM CHP 11 CASE
---------------  -------------   ---------                                                  -------------  -------------
                                        $0   36   GAIN OR (LOSS) FROM SALE OF EQUIPMENT           $4,592
---------------  -------------   ---------                                                  -------------  -------------
                                        $0   37   US TRUSTEE FEES                                   $250
---------------  -------------   ---------        ----------------------------------------  -------------  -------------
                                        $0   38
---------------  -------------   ---------        ----------------------------------------  -------------  -------------

        $39,411             $0    ($39,411)  39       TOTAL REORGANIZATION ITEMS                $157,444             $0
---------------  -------------   ---------                                                  -------------  -------------

       ($40,996)            $0    ($40,996)  40   NET PROFIT (LOSS) BEFORE FEDERAL &            ($229,016)           $0
---------------  -------------   ---------          STATE TAXES                             -------------  -------------
                                        $0   41   FEDERAL & STATE INCOME TAXES
---------------  -------------   ---------                                                  -------------  -------------

       ($40,996)            $0    ($40,996)  42   NET PROFIT (LOSS)                             ($229,016)           $0
---------------  -------------   ---------                                                  -------------  -------------
---------------  -------------   ---------                                                  -------------  -------------


EXPLANATION OF VARIANCE TO STATEMENT OF OPERATIONS
(FOR VARIANCES GREATER THAN +/- 10% ONLY)


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                           SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                                      (GENERAL BUSINESS CASE)

                                 FOR THE MONTH ENDED  April, 1998
                                                 -------------------


CASH BALANCE BEGINNING OF MONTH                               $32,810
                                                         -------------
CASH RECEIPTS  (1)                                                $23
                                                         -------------
CASH DISBURSEMENTS  (1)                                        $5,121
                                                         -------------

EXCESS (DEFICIENCY) of Receipts Over Disbursements            ($5,098)
                                                         -------------

CASH BALANCE END OF MONTH                                     $27,712
                                                         -------------
                                                         -------------





RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                                     ACCOUNT 1                    ACCOUNT 2            ACCOUNT 3
                                                    -----------                  ----------           -----------
BANK                                              Wells Fargo               Bank of America
                                                  ---------------           -------------------     ---------------
ACCOUNT TYPE                                      General                   Murray&Murray Trust
                                                  ---------------           -------------------     ---------------
ACCOUNT NO.                                       0114-458243               00357-63272
                                                  ---------------           -------------------     ---------------
ACCOUNT PURPOSE                                   Operations                None
                                                  ---------------           -------------------     ---------------

BALANCE, END OF MONTH                                    $15,573                       $12,139
                                                  ---------------           -------------------     ---------------

TOTAL FUNDS ON HAND FOR ALL ACCOUNTS                     $27,712
                                                  ---------------
                                                  ---------------




(1)  Excluding bank transfers between your accounts.